OTHER OPERATING INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2025
OTHER OPERATING INCOME, NET
Schedule of other operating income, net

	For the year ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Project-based termination related gain	—	203,319	—
Government grants	14,280	71,174	143,409
Arbitration compensation	—	—	45,212
Gain from disposing of subsidiary	6,129	—	—
Gain from transfer of an intellectual property (Note 22(b))	6,111	—	36,967
Others	—	1,600	(44,173)
Total	26,520	276,093	181,415